                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[x] PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported)      March 3, 2003

      Commission file number   333-76723


                                 SIMMONS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                               06-1007444
------------------------------                          ------------------------------
State or other jurisdiction of                               (I.R.S. Employer
    incorporation or organization)                         Identification No.)


One Concourse Parkway, Suite 800, Atlanta, Georgia               30328-6188
--------------------------------------------------         ------------------------
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code              (770) 512-7700
                                                           ------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      c) Exhibits

            99.1   Press Release dated March 3, 2003.


ITEM 9.  REGULATION FD.

         On March 3, 2003, the registrant issued a press release reporting its 2002 fourth quarter and fiscal year results. The press release is furnished as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 SIMMONS COMPANY

By:                /s/ William S. Creekmuir
      ----------------------------------------------------
                     William S. Creekmuir
      Executive Vice President and Chief Financial Officer


Date: March 7, 2003

                                  EXHIBIT INDEX

Exhibit
Number            Exhibit Name
------            ------------

99.1          Press release dated March 3, 2003.